                                                                    EXHIBIT 10.5


STATE OF GEORGIA    )
                    )               ESCROW AGREEMENT
COUNTY OF EFFINGHAM )


         THIS ESCROW AGREEMENT dated the _____ day of _______________, 1997, by and between CITIZENS EFFINGHAM BANCSHARES, INC. (the "Company"), a Georgia corporation which upon the receipt of certain regulatory approvals described herein would become the sole shareholder of THE CITIZENS BANK OF EFFINGHAM, presently in organization (the "Bank"), and THE SAVANNAH BANK, N.A., a federally-chartered national bank (the "Escrow Agent").

         WHEREAS, as described in the prospectus dated ________________ ___, 1997, the Company, through a non-underwritten public offering, intends to solicit from prospective shareholders subscriptions for approximately 512,000 shares of common stock in the Company at $10 per share (hereinafter referred to as the "Offering"); and

         WHEREAS, the Company will utilize not less than $5,000,000 of aggregate proceeds of the Offering to acquire the capital stock of the Bank; and

         WHEREAS, in connection with the Offering, the Company intends to accept stock subscription offers in substantially the form attached hereto as Exhibit A (the "Subscription Forms") from persons subscribing to shares in the Offering wherein subscribers would make payment to the Escrow Agent under the terms hereof, pending disposition as provided herein; and

         WHEREAS, the Company anticipates issuing its common capital stock (the "Common Stock") to the subscribers of the Offering (collectively the "Subscribers," which term shall, prior to the issuance of the Common Stock, refer to persons whose subscriptions have been accepted by the Company, and after issuance of the Common Stock, shall refer to the shareholders of the Company of record), immediately upon completion of the Offering and prior to its receipt of (i) final approval of the Bank's charter by the Georgia Department of Banking and Finance (the "Department") and
(ii) the approvals of the applications of the Company to acquire the capital stock of the Bank filed with the Department and the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"); and

         WHEREAS, upon issuance of the Common Stock, all such issued Common Stock will be validly issued and fully paid and nonassessable shares of common stock of the Company; and

         WHEREAS, for the benefit of the Subscribers and as agent of the Company, the Escrow Agent will hold the funds paid to the Escrow Agent as aforesaid until receipt by the Company of the aforesaid approvals from the Department and the Federal Reserve Board, except as disbursements may be herein authorized; and

         WHEREAS, the Escrow Agent is agreeable to serving as Escrow Agent upon the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the undersigned hereby agree as follows:

         1. The Escrow Agent agrees to accept funds as herein provided from the Subscribers for accepted subscriptions with the completed original Subscription Forms and to hold said funds and invest them and disburse them as herein provided until the

Department grants final approval of the Bank's charter and the Department and the Federal Reserve Board each grants final approval of the Company's acquisition of the capital stock of the Bank, which approvals the parties agree shall be conclusively established by written confirmation from the Company of such approvals accompanied by (i) a true copy of the original Department's letter authorizing the release of the escrow funds and (ii) true copies of letters of approval from the Department and the Federal Reserve Board under
Section 3(a)(i) of the Federal Bank Holding Company Act, in each case as certified by the President of the Company. Amounts designated on Exhibit B hereto (the "Organizers") shall be held by the Escrow Agent in one account called the "Organizers' Account." All funds received by other Subscribers in the Offering shall be held by the Escrow Agent in an account called the "Public Offering Account." The Organizers' Account and the Public Offering Account are sometimes collectively herein referred to as the "Accounts." All funds received by the Escrow Agent from Subscribers shall be, at the time of receipt by the Escrow Agent, deemed received by the Company, and shall be for accepted subscriptions; provided, however, that the Company may, after the deposit of funds paid by a Subscriber, cancel the accepted subscription, or any portion thereof, in its discretion as set forth in the Prospectus. Upon the cancellation of an accepted subscription, in whole or in part, the Escrow Agent shall, upon notice from the Company to that effect, return the proceeds relating to the cancelled subscription, or portion thereof, to the

Subscriber together with income thereon as allocated pursuant to the terms hereof, but less, with respect to any income thereon, any portions required by law to be withheld (which amounts shall timely be paid to the appropriate authority).

         2. If (1) fewer than 512,000 shares of Common Stock have been subscribed to by 5:00 p.m. on April 1, 1998, (2) by 5:00 p.m. on October 1, 1998 the Escrow Agent has not received notice from the Company that the Department has authorized the release of the amounts on deposit in the Escrow Accounts and that the Federal Reserve Board and the Department have approved the Company's acquisition of the Bank's capital stock, or (3) the Escrow Agent sooner receives written notice from the Company that the Bank has failed to receive any of such approvals or that the Company has withdrawn or cancelled the Offering, then the Escrow Agent shall promptly refund to each Subscriber the liquidated value of his pro rata share of the escrow funds held in the Account in which each Subscriber's funds have been placed (on a per share basis) and any income thereon determined pursuant to paragraph 4 hereof, less the following:

                  (i) with respect to any income earned in the Account from which refund is being made, any portion required by law to be withheld (which amounts will timely be paid by the Escrow Agent to the appropriate authority) shall be withheld;

                  (ii) the pro rata share of the expenses of the Offering, based on the number of shares represented by the funds initially in each account, shall be withheld. The expenses of the Offering include but are not limited to, filing fees, costs of professional and consulting fees, travel expense, printing, postage, telephone and supply costs related to the Offering, as certified to the Escrow Agent by the Company ("Offering Expenses");

                  (iii) if a Subscriber's funds have been placed in the Organizers Account, then the pre-opening and organizational expenses of the Company and the Bank including but not limited to filing fees, costs of professional and consulting fees, travel expenses, printing, postage, telephone and supply costs related to the organization of the Company and the Bank, all pre-opening salaries for employees of the Company and the Bank, all capital expenditures and other amounts approved by the Board of Directors of the Company required for the Company or the Bank to make improvements or to purchase real estate, equipment, furniture or services related to the business of either, or to construct banking facilities, and the amounts owed by the Directors pursuant to loans made to the Directors d/b/a the Citizens Effingham Partnership, as certified from time to time to the Escrow Agent by the Company ("Pre-opening and Organizational Expenses and Capital Expenditures") shall be deducted pro rata from each Organizer's funds and shall be paid to the Company.


         3. In the event the refund described in Paragraph 2 above shall take place after issuance of the Common Stock, such refund shall be in the form of a cash dividend to the extent allowed under applicable law, unless in the judgment and sole discretion of the Company, another method of distribution would be more advantageous to the Subscribers. Payments received by the Escrow Agent need not be in a collected funds status by April 1, 1998 but collected funds must be received with respect to such payments prior to the issuance of the Common Stock and in any event be due no later than one (1) week after April 1, 1998.

         In the event of a dividend to Subscribers of the funds held by the Escrow Agent hereunder, as described above, which occurs after the shares of Common Stock are issued to the Subscriber, the Company will promptly notify the Escrow Agent and all of its shareholders, and such notice will further set a record date (which will not be more than 20 days after the date of such notice) to be used to determine which of the Company's shareholders will be entitled to receive the dividend. In the event of any dividend of escrow funds after shares of the Common Stock are issued, the Escrow Agent will make any payments of the escrow funds provided for in this Agreement to the shareholders of the Company of record as of the record date described above.

         4. At such time prior to October 1, 1998 as the Company presents written verification of the authorization by the Department to release the amounts held in the Accounts and the approvals of the Federal Reserve Board and the Department described in Section 1 to the Escrow Agent, the Escrow Agent shall pay to the Company the liquidated value of the funds or investments held pursuant to this Agreement, together with all income earned thereon, in accordance with written instructions to be received from the Company and the Department. If requested by the Company, the Escrow Agent will certify to the Department or any other regulatory authority that it is holding funds pursuant to this Agreement for capitalization of the Bank.

         5. Immediately upon receipt by the Escrow Agent of the proceeds from the sale of all 512,000 shares of the Common Stock offered in the Offering, the Escrow Agent, as instructed in writing by the Company, shall disburse from the Organizers Account an amount equal to the Pre-opening and Organizational Expenses and Capital Expenditures then incurred, defined in Paragraph 2 above, and a pro rata share of the expenses of the Offering, as certified to the Escrow Agent by the Company. Thereafter, from time to time the Escrow Agent, as instructed in writing by the Company, shall disburse from the Organizers Account amounts equal to the Pre-opening and Organizational Expenses and Capital Expenditures incurred by the Company from time to time and not yet disbursed from the Organizers' Account. All shares of Common Stock issued by the Company shall be fully paid and nonassessable notwithstanding the Escrow Agent holding the subscription proceeds therefor for the benefit of the Company pursuant to the terms hereof.

         6. The Offering will expire on or before April 1, 1998.

         7. (a) If prior to the date of issuance of the Common Stock to Subscribers, income on the escrow funds or investments is required to be disbursed to a Subscriber, the Subscriber's allocated share of such income shall be calculated as follows:

                  (i) Each Subscriber shall be credited with one allocation point for each day the initial subscription proceeds representing each share of Common Stock subscribed or purchased by each Subscriber have been invested in the Account holding the subject subscription proceeds. The total allocation points, equal to the number of days multiplied by the number of subscribed or purchased shares of each Subscriber in the same Account, shall hereinafter be referred to as such Subscriber's "Subscriber Allocation Points."

                  (ii) The Subscriber Allocation Points of each Subscriber shall be added to the Subscriber Allocation Points of all other Subscribers whose funds are held in the same Account, such sum being hereinafter referred to as the "Aggregate Allocation Points."

                  (iii) The total interest earned from the investments in the Account in which a Subscriber's funds are held shall be allocated to each Subscriber in an amount equal to the total interest earned from the investments in said Account multiplied by a fraction, the numerator of which shall be such Subscriber's Subscriber Allocation Points, and the denominator of which shall be the Aggregate Allocation Points.

         (b) If after the date of issuance of the Common Stock, income on the Account or investment is required to be disbursed to a Subscriber, the Subscriber's share of such income shall be allocated pro rata on a per share basis among the Subscribers in all Accounts.

         8. If the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, but shall not be required to, file an appropriate civil action to resolve the disagreement. The Escrow Agent shall be indemnified for all costs, including reasonable attorney's fees, in connection with such civil action, and shall be fully protected in suspending all or part of its activities under the Agreement until a final judgment in such action is received.

         9. Any certification required hereunder from the Company shall be signed by the President or a Vice President and the Secretary or Assistant Secretary of the Company and shall contain a statement that the Board of Directors of the Company has expressly approved any disbursement to the Company other than those expressly identified on Exhibit C hereto attached. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine; may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument; and may assume that any person purporting to give any writing, notice, advice, or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in the escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of agreements, monies, instruments or other documents received by it as such escrow holder, and to the disposition of the same in accordance with the written instrument accepted by it in this Agreement.

         10. Unless the Escrow Agent discharges any of its duties hereunder in a grossly negligent manner or is guilty of bad faith or willful misconduct with regard to its duties hereunder, the undersigned hereby agrees to indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection herewith, to indemnify the Escrow Agent against any and all expenses, including reasonable attorney's fees and the cost of defending any action, suit or proceeding or resisting any claim. The Escrow Agent shall be vested with a lien on all property deposited hereunder for indemnification, for reasonable attorney's fees, court costs, for any suit, interpleader or otherwise, or any other expenses, fees or charges of any character or nature, which may be incurred by said Escrow Agent by reason of disputes arising between the makers of the escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of said Escrow Agent, regardless of the instructions aforesaid, to hold the said property until and unless said additional expenses, fees, and charges shall be fully paid.

         11. The Escrow Agent agrees that the Company, with the approval of a majority of the Subscribers (whose Subscriptions or share holdings aggregate more than 50% of the total amount of shares subscribed or outstanding at the time notice of removal is given), may remove it as escrow agent hereunder at any time upon thirty (30) days written notice to the Escrow Agent, and substitute another bank therefor, in which event the Escrow Agent, upon receipt of written notice thereof, shall account for and deliver to such substituted escrow agent all funds and obligations held by it pursuant to this Agreement, less any amounts then due and unpaid to it for fees and expenses as herein provided for and the Escrow Agent shall thereafter be discharged from all liability hereunder.

         12. The Escrow Agent may resign as escrow agent hereunder at any time upon thirty (30) days written notice to the Company and the Subscribers. The Company and a majority of the Subscribers (whose Subscriptions or share holdings aggregate more than 50% of the total amount of shares subscribed or outstanding at the time notice of resignation is given), shall jointly select a successor escrow agent. The Escrow Agent, upon receipt of written notice of designation of a successor escrow agent, shall account for and deliver to such successor escrow agent all funds and obligations held by it pursuant to this Agreement, less any amounts then due and unpaid to it for fees and expenses as herein provided for, and the Escrow Agent shall thereafter be discharged from all liability hereunder. If the Company and the Subscribers cannot agree upon a successor escrow agent, the Escrow Agent, after prior written notice to them, may account for and deliver to a court of competent jurisdiction all funds and obligations held by it pursuant to this Agreement, less any amount then due and unpaid to it for fees and expenses as herein provided for, including fees and expenses incurred in making proper delivery to such court, and the Escrow Agent shall thereafter be discharged from all liability hereunder.

         13. The Escrow Agent is directed to invest all collected funds deposited pursuant to the terms hereof in deposit accounts or certificates of deposit which are fully insured by the Federal Deposit Insurance Corporation or another agency of the United States government, short-term securities issued or fully guaranteed by the United States government, federal funds, or other investments as the Escrow Agent and the Company shall agree. In the event any check of a Subscriber is returned for insufficient funds or other reason to the Escrow Agent after deposit by the Escrow Agent, the Escrow Agent shall promptly return the check to the Company to take whatever action as the Company deems necessary.

         14. The Escrow Agent shall be entitled to receive as compensation for its services as Escrow Agent a fee as may be agreed upon by separate letter; if such agreement is not in effect, its customary charges for acting as Escrow Agent under its regularly published schedule of compensation in effect at such time as the services are rendered shall be applicable.

         15. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection in accordance with the opinion of such counsel. The Escrow Agent shall otherwise not be liable for any mistakes of fact or errors of judgment, or for any acts or omissions of any kind, unless caused by its gross negligence, bad faith or willful misconduct.

         16. Any notices or items to be delivered hereunder shall be deemed properly given or done if mailed by certified mail, postage prepaid, to the parties at the following designated addresses:

                  As to the Company:

                  Citizens Effingham Bancshares, Inc.
                  802 South Laurel Street
                  Post Office Box 379
                  Springfield, Georgia 31329
                  Attention: Harry H. Shearouse

                  As to the Escrow Agent:

                  The Savannah Bank, N.A.
                  25 Bull Street
                  Savannah, Georgia 31401
                  Attention: Pamela Snelling

         17. All payments, returns and deliveries to Subscribers hereunder shall be mailed by first class mail to the residential or business address of such Subscriber appearing on his Subscription Agreement. Any payment to a Subscriber may be made by a check of the Escrow Agent; provided, however, that in the event of payments, returns and deliveries to Subscribers after the issuance of the Common Stock, any such mailing shall be to the address shown on the stock registration books of the Company on the Record Date for such payment, return or delivery, or if no Record Date shall have been established, to the last address shown on the stock registration books of the Company.

         18. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Company hereby acknowledges that the status of the Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby agrees that in making the Offering, there shall be no representation or implication that the Escrow Agent, by serving as escrow agent hereunder or otherwise, has investigated the desirability or advisability of investment in the shares of the Company or has approved, endorsed, or passed upon the merits of the investment, nor shall the name of the Escrow Agent be used in any manner whatsoever in connection with the offer or sale of the shares of the Company other than by acknowledgment that it has agreed to serve as Escrow Agent for the limited purposes herein set forth, except with the prior written consent of the Escrow Agent.

         19. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

         20. This Agreement shall be construed and enforced in accordance with the laws of Georgia without giving effect to principles of conflict of law. The provisions of this Agreement are severable, and the invalidity of any one or more provisions shall not be deemed to invalidate the remainder.

         21. This Agreement constitutes the entire agreement among the parties hereto with respect to transactions contemplated herewith with respect to the escrow funds and it supersedes all prior discussions, understandings, or agreements between said parties.

         IN WITNESS WHEREOF, the undersigned have set their hands and seals this ___ day of _________________, 1997.



                                    CITIZENS EFFINGHAM BANCSHARES, INC.


                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------
                                                          (Seal)


WITNESSES:


---------------------------

---------------------------





                                    THE SAVANNAH BANK, N.A., ESCROW AGENT


                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------
                                                          (Seal)



WITNESSES:


---------------------------

---------------------------

                                                                      EXHIBIT A

                             SUBSCRIPTION AGREEMENT



Citizens Effingham Bancshares, Inc.
802 South Laurel Street
Springfield, Georgia 31329
Attn:  Harry H. Shearouse

Ladies and Gentlemen:

         The undersigned hereby subscribes for and agrees to purchase the number of shares of Common Stock, par value $1.00 per share (the "Common Stock"), of Citizens Effingham Bancshares, Inc., a Georgia corporation (the "Company"), indicated below. The undersigned has executed and delivered this Subscription Agreement in connection with the Company's offering of Common Stock described in its Prospectus dated ________________, 1997. (Such Prospectus, including any amendments and supplements thereto, is herein called the "Prospectus.")

         The undersigned intends to purchase the shares of Common Stock subscribed for herein for the purchase price of $10.00 per share.

         The undersigned acknowledges receipt of a copy of the Prospectus. The undersigned further acknowledges that an investment in the Common Stock involves significant risks, as set forth under "Risk Factors" in the Prospectus. The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Common Stock, the accuracy or adequacy of the Prospectus, or any recommendation or endorsement concerning an investment in the Common Stock.

         THE UNDERSIGNED AGREES THAT HIS SUBSCRIPTION IS BINDING ON THE UNDERSIGNED AND IS IRREVOCABLE BY THE UNDERSIGNED FOR THE PERIOD BEGINNING 72 HOURS AFTER THE UNDERSIGNED EXECUTES AND DELIVERS THIS SUBSCRIPTION AGREEMENT TO THE COMPANY AND ENDING ON APRIL 1, 1998. THE UNDERSIGNED ACKNOWLEDGES THAT THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE A VALID AND BINDING OBLIGATION OF THE COMPANY UNTIL ACCEPTED BY THE COMPANY IN WRITING. THE UNDERSIGNED ACKNOWLEDGES THAT THE COMPANY HAS THE RIGHT TO REJECT THIS SUBSCRIPTION AGREEMENT, EITHER IN WHOLE OR IN PART, IN ITS SOLE DISCRETION.

Number of Shares
(minimum 100 shares):_________

                                                 _______________________________
                                                 Please PRINT or TYPE exact
Total Subscription Price                         name(s) in which undersigned
(at $10.00 per share),                           desires shares to be registered
payable to The Savannah
Bank, N.A., Escrow Agent: $__________

                           REPRESENTATION OF RESIDENCE

         To verify the residence of prospective offerees and to obtain a written representation from each as to his or her legal residence, please complete the following:

         (a)      I am a bona fide resident of the State of ___________
                                                               State
                  and have been for at least _____ years.

         (b)      I have filed a State of ___________ Income Tax Return as
                                             State
                  an in-state resident for at least _____ years.

         (c)      I am registered to vote in ______________, ____________,
                                                  City           County
                  _____________________.
                          State


                                 SUBSTITUTE W-9

Under the penalties of perjury, I certify that: (1) the Social Security number of Taxpayer Identification Number given below is correct; and (2) I am not subject to backup withholding.
INSTRUCTION: YOU MUST CROSS OUT #2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.


____________________________                 ___________________________________
Date                                         Signature(s)*


____________________________                 ___________________________________
Area Code and Telephone No.                  Please indicate form of ownership
                                             the undersigned desires for the
                                             shares (individual, joint tenants
                                             with right of survivorship, tenants
                                             in common, trust, corporation,
                                             partnership, custodian, etc.)

____________________________
Social Security of Federal
Taxpayer Identification No.                  ___________________________________
                                             Street Address


                                             ___________________________________
                                             City/State/Zip Code

                         TO BE COMPLETED BY THE COMPANY

Accepted as of _________________, 199 , as to _______ shares.

CITIZENS EFFINGHAM BANCSHARES, INC.


By: _____________________________
     Signature

    _____________________________
     Print Name


* When signing as attorney, trustee, administrator, or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. In case of joint tenants, each joint owner must sign.

                              NOTICE OF RESCISSION

To:      Citizens Effingham Bancshares, Inc.
         802 South Laurel Street
         Springfield, Georgia 31329

         I hereby exercise my right to rescind my purchase of _________ shares of the Common Stock of Citizens Effingham Bancshares, Inc.

         This rescission is made within seventy-two (72) hours of the earlier of my execution of a written agreement to purchase said shares, or the payment for such shares. I understand that the effective date of this rescission shall be the date of delivery of this Notice or the depositing of same, properly addressed and with adequate postage thereon, in the United States Mail.

         DATED, this _____ day of _________________, 199__.



____________________________                 ___________________________________
     Address                                      Print Name

____________________________                 ___________________________________
     City                                         Signature

                                    EXHIBIT B

                  Common Stock Beneficially Owned by Organizers

                                                                Amount of
Name                                                    Beneficial Ownership (1)
-----------------------------                           ------------------------
D. Guerry Burns                                                   10,000
Jon G. Burns                                                      20,000
Charles E. Hartzog                                                12,500
Philip M. Heidt                                                    8,350
W. Harvey Kieffer                                                  7,500
C. Murray Kight                                                   20,000
William F. Rahn                                                    5,000
Harry H. Shearouse                                                10,000
Thomas C. Strickland, Jr.                                         15,000
Mariben M. Thompson                                                5,000
Thomas O. Triplett, Sr.                                            5,000
J. Terrell Webb                                                   20,000
H. Mitchell Weitman                                                5,000
Wendel H. Wilson                                                  10,000
                                                                 -------

TOTAL                                                            153,350
                                                                 =======



(1) 15,850 of these shares will be held of record by family members of, trusts for the benefit of, or corporations or retirement accounts controlled by, the individuals listed, and the proceeds from the sale of these shares will be placed in the Public Offering Account. The proceeds from the sale of 137,500 of these shares will be placed in the Organizers' Account.

                                    EXHIBIT C

                PROJECTED ORGANIZATIONAL AND PRE-OPENING EXPENSES
                      APRIL 3, 1997 THROUGH OCTOBER 1, 1998



Pre-opening Expenses

         Fees to Proposed Bank Management

                  CEO through December 1997                             $ 63,327
                  CEO beginning January 1998                              67,500
                  SCO beginning August 1998                               11,666
                  CFO beginning July 1998                                 16,251

         Matching FICA, etc.                                              18,541

         Health Insurance for CEO                                          8,806

         Consulting Fees                                                  15,000

         Accounting Fees                                                   4,500

         Attorney Fees                                                    10,000

         Regulatory Fees                                                  12,000

         Rent                                                             12,210

         Telephone                                                         4,625

         Electricity                                                       2,313

         Water                                                               555

         Lease on Copier and Fax Machine                                   2,775

         Office Expense                                                    8,595

         Travel and Auto Expense                                           2,220

         Miscellaneous                                                     2,220

         Advertising                                                       5,000

         Interest Expense                                                  8,000
                                                                        --------
                           TOTAL ORGANIZATIONAL AND
                           PRE-OPENING EXPENSES                          276,104